Exhibit 99.2

1™ Trademark of Trinseo S.A. or its affiliates™ Trademark of Trinseo S.A. or its affiliates May 2, 2019 First Quarter 2019 Financial Results

2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —“Risk Factors” and elsewhere in our other reports filed with the U.S. Securities and Exchange Commission. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section of this presentation. Introductions • Frank Bozich, President & CEO • Barry Niziolek, Executive Vice President & CFO • David Stasse, Vice President, Treasury & Investor Relations Introductions & Disclosure Rules

3* See Appendix for a reconciliation of non-GAAP measures. First Quarter 2019 Financial Results & Highlights • Q1 results impacted by continued weak demand in China, low automotive production and generally weak tire demand in all regions • $5 million unfavorable impact from unplanned styrene outage at Boehlen plant and residual effect from Q4 Terneuzen unplanned outage • $7 million unfavorable impact from fixed cost under-absorption related to inventory drawdown • $5 million unfavorable impact from planned maintenance at AmSty site 2019 Outlook Q1 2019 Results • Strong cash from operations of $153 million and Free Cash Flow* of $128 million • Repurchased 0.7 million shares for $37 million • Working capital release of approximately $105 million from falling raw material prices in Q4 and actions taken to reduce inventory levels Q1 Cash Generation •Guidance range: net income of $237 million to $290 million, diluted EPS of $5.73 to $7.00, Adjusted EBITDA* of $500 million to $560 million and Adjusted EPS* of $6.00 to $7.27 • 2019 results within guidance range to be determined by pace of recovery in China, automotive and tire markets • Cautiously optimistic on improving economic conditions in the second half of 2019 • Enhancing latex production capabilities via acquisition of production facilities in Rheinmunster, Germany; enabling capabilities that support growth in adhesives and construction markets • Evaluating strategic options for polycarbonate manufacturing facility • Cost actions being implemented Other Initiatives

4 • Price decline due mainly to the pass-through of lower styrene • Lower year-over-year profitability caused by lower styrene margins, continued macroeconomic weakness in China, and weak global automotive and tire markets Trinseo Q1 2019 Financial Results $0.86 $1.09 $2.71 $2.76 Diluted EPS Adj EPS* EPS ($) Q1'19 Q1'18 $1,013 $36 $1,122 $120 Net Sales Net Income Net Sales & Net Income ($MM) Q1'19 Q1'18 $102 $195 Q1'19 Q1'18 Adjusted EBITDA* ($MM) * See Appendix for a reconciliation of non-GAAP measures. Net Sales Vol Price FX Total 9% (15%) (3%) (10%)

5 • Adjusted EBITDA below prior year due to margin compression from market competitiveness in paper markets • Volume increases in board, carpet, adhesives, and construction markets offset by a decline in Asia paper from customer outage Latex Binders $224 $255 Q1'19 Q1'18 Net Sales ($MM) $18 $27 Q1'19 Q1'18 Adjusted EBITDA ($MM) 126 124 Q1'19 Q1'18 Volume (kt) Vol Price FX Total 5% (14%) (2%) (12%)

6 • Lower year-over-year volume in both SSBR and ESBR caused by slowdown in auto production globally and weakness in Europe and Asia tire markets • Lower margins in ESBR caused by greater supply availability in Europe as Asia exports decline • $7 million unfavorable net timing versus prior year Synthetic Rubber $125 $149 Q1'19 Q1'18 Net Sales ($MM) $9 $26 Q1'19 Q1'18 Adjusted EBITDA ($MM) 65 74 Q1'19 Q1'18 Volume (kt) Vol Price FX Total (10%) (2%) (5%) (16%)

7 • Weakness globally in automotive production and a slow start to the year in China markets • ABS margins have improved to highest level since Q2 2018; polycarbonate margins continue to decline Performance Plastics $369 $403 Q1'19 Q1'18 Net Sales ($MM) $36 $66 Q1'19 Q1'18 Adjusted EBITDA ($MM) 164 159 Q1'19 Q1'18 Volume (kt) Vol Price FX Total 7% (12%) (3%) (8%)

8 • Strong volume from restocking in both Europe and Asia driving increase in Adjusted EBITDA • Restocking driven by lower styrene prices Polystyrene $228 $240 Q1'19 Q1'18 Net Sales ($MM) $17 $10 Q1'19 Q1'18 Adjusted EBITDA ($MM) 174 140 Q1'19 Q1'18 Volume (kt) Vol Price FX Total 25% (26%) (4%) (5%)

9 • Lower level of industry unplanned outages in Q1 2019 vs Q1 2018 • Unplanned outages at Trinseo plants impacted results unfavorably by $5 million in Q1 2019 Feedstocks & Americas Styrenics $17 $42 Q1'19 Q1'18 Adjusted EBITDA ($MM) FEEDSTOCKS • Planned maintenance in Q1 2019 and lower level of industry unplanned outages in Q1 2019 vs Q1 2018 • Dividends: $13 million in Q1 2019 AMERICAS STYRENICS $32 $46 Q1'19 Q1'18 Adjusted EBITDA ($MM)

10 Forecasted Environment Q2 2019 • Modest quarterly sequential improvement − Draw on styrene inventory in China continues as inventory levels approach more normalized levels − Higher styrene margins from planned industry styrene outages should drive modest sequential increase − Sequential quarterly improvement in Latex Binders due to seasonality − Slightly lower Polystyrene performance following Q1 restocking − Synthetic Rubber and Performance Plastics dependent on end market recovery including automotive and tires − Continued low margins expected in polycarbonate from ongoing pricing pressure 2019 – Full Year • Remain cautiously optimistic that economic environment will improve throughout 2019 • Full year cash assumptions: − ~$125 million for capital expenditures − ~$70 million cash paid for taxes − ~$45 million cash paid for interest − ~$35 million for business services transition project − ~$35 million for planned maintenance turnarounds and one-time pension payments

11 2019 Guidance Range $290 million $560 million $237 million $500 million Net Income Adjusted EBITDA* Assumptions for low-end of range: • Limited economic recovery in China − Continuation of distorted trade flows of ABS / PC − Continued very low PC margins − Continued very low ABS margins in Europe and Asia − Muted lift from Q2 styrene outage season • Continuation of weak tire markets • No recovery in Western Europe auto production throughout 2019 • Intermittent paper and carpet mill idling Assumptions for high-end of range • Improving economic conditions in China beginning in Q2 − ABS and PC demand in China returns to more normalized levels in Q2 2019; trade flows return to historical patterns, resulting in higher PC and ABS margins − Seasonally higher styrene margins in Q2 consistent with recent years • Healthier tire demand environment beginning in Q2 • Western Europe auto production improvement beginning in Q2 • Minimal paper and carpet mill idling *See Appendix for a reconciliation of non-GAAP measures. Guidance range assumes minimal impact from both net timing and unplanned outages

12 $200 $300 $400 $500 $600 $700 $800 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 Europe Styrene Margin Over Raw Materials (USD/mt)* $1,000 $2,000 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 Asia Spot Butadiene - USD/mt Key Drivers -20% -15% -10% -5% 0% 5% 10% 15% Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 Western Europe Auto Production - YoY % 0 50 100 150 200 250 300 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 E. China Styrene Inventories (Trader) • ~50% of Performance Plastics auto volumes are in Europe • 7 consecutive months of negative YoY production growth • ~40% of world’s butadiene is used in tire production • Rising prices could be indicative of stronger tire demand • Weak China demand and high inventories could mute near-term outage-driven margin spikes • Currently 100kt above normal levels; represents six days of demand • Expect higher margins as Spring turnaround season continues Source IHS Markit Source IHS Markit Source ICIS CFR Northeast Asia kt *SOURCE: Styrene, Benzene, Ethylene Prices: ICIS. Styrene margin over raw materials: Trinseo. Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe).Styrene margin over raw materials: Styrene less (80% * Benzene) less (30% * Ethylene).

1313 Appendix

14 US GAAP to Non-GAAP Reconciliation NOTE: For definitions of non-GAAP measures refer to the accompanying Exhibit 99.1 – Press Release, May 2, 2019. Totals may not sum due to rounding. Profitability Outlook Year Ended (In $millions, unless noted) Dec 31, 2019 Adjusted EBITDA 500 - 560 Interest expense, net (42) Provision for income taxes (75) - (82) Depreciation and amortization (135) Reconciling items to Adjusted EBITDA (11) Net Income 237 - 290 Reconciling items to Net Income 11 Adjusted Net Income 248 - 301 Weighted avg shares - diluted (MM) 41.4 EPS - diluted ($) 5.73 - 7.00 Adjusted EPS ($) 6.00 - 7.27

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	2016	2017	2018
Net Income	**117.3**	**60.2**	**33.2**	**117.7**	**120.3**	**98.3**	**74.7**	**(0.9)**	**35.8**	**318.3**	**328.3**	**292.5**
Interest expense, net	18.2	18.7	18.4	14.8	14.9	10.8	10.1	10.6	10.2	75.0	70.1	46.4
Provision for income taxes	29.3	18.8	8.3	26.4	24.9	20.4	19.2	7.3	10.8	87.0	82.8	71.8
Depreciation and amortization	24.7	26.3	29.2	30.3	31.9	32.3	31.8	34.2	33.9	96.4	110.6	130.2
EBITDA	189.5	124.0	89.1	189.2	192.0	161.8	135.8	51.2	90.7	576.7	591.8	540.9
Loss on extinguishment of long-term debt	-	-	65.3	-	-	0.2	-	-	-	-	65.3	0.2
Other items	-	-	1.6	(21.6)	2.7	6.8	6.1	7.4	11.1	(4.4)	(19.9)	22.8
Restructuring and other charges	2.1	1.1	1.5	1.2	0.5	1.2	0.9	5.6	0.4	23.5	6.0	8.2
Net (gains) / losses on dispositions of businesses and assets	(9.9)	-	0.2	-	(0.5)	-	-	(0.5)	(0.2)	15.1	(9.7)	(1.0)
Acquisition transaction and integration costs	-	1.1	3.8	(0.1)	0.3	0.2	0.1	-	-	-	4.7	0.6
Asset impairment charges or write-offs	-	-	4.3	-	-	-	-	1.5	-	-	4.3	1.5
Adjusted EBITDA	181.7	126.2	165.8	168.7	195.0	170.2	142.9	65.2	102.0	610.9	642.5	573.2
Adjusted EBITDA to Adjusted Net Income												
Adjusted EBITDA	181.7	126.2	165.8	168.7	195.0	170.2	142.9	65.2	102.0	610.9	642.5	573.2
Interest expense, net	18.2	18.7	18.4	14.8	14.9	10.8	10.1	10.6	10.2	75.0	70.1	46.4
Provision for income taxes - Adjusted	29.5	19.2	21.0	28.4	26.0	22.3	21.9	10.8	12.7	94.6	98.2	81.0
Depreciation and amortization - Adjusted	24.2	25.8	28.6	30.0	31.7	32.1	31.5	34.0	33.4	95.4	108.6	129.1
Adjusted Net Income	109.8	62.5	97.8	95.5	122.4	105.0	79.4	9.8	45.7	345.9	365.6	316.7
Wtd Avg Shares - Diluted (000)	*45,313*	*44,995*	*44,782*	*44,734*	*44,430*	*43,810*	*43,347*	*43,269*	*41,762*	*47,478*	*44,973*	*43,666*
Adjusted EPS - Diluted ($)	*2.42*	*1.39*	*2.18*	*2.14*	*2.76*	*2.40*	*1.83*	*0.23*	*1.09*	*7.28*	*8.13*	*7.25*
Adjustments by Statement of Operations Caption												
Loss on extinguishment of long-term debt	-	-	*65.3*	-	-	*0.2*	-	-	-	-	*65.3*	*0.2*
Cost of sales	-	-	*2.4*	*(18.4)*	-	*1.2*	-	*0.6*	-	-	*(16.0)*	*1.8*
Selling, general and administrative expenses	*2.1*	*2.2*	*7.6*	*(2.1)*	*3.5*	*6.5*	*7.1*	*13.8*	*11.5*	*25.9*	*9.9*	*30.8*
Other expense (income), net	*(9.9)*	-	*1.4*	-	*(0.5)*	*0.5*	-	*(0.5)*	*(0.2)*	*8.3*	*(8.5)*	*(0.5)*
Total EBITDA Adjustments	*(7.8)*	*2.2*	*76.7*	*(20.5)*	*3.0*	*8.4*	*7.1*	*14.0*	*11.3*	*34.2*	*50.7*	*32.3*
Free Cash Flow Reconciliation												
Cash provided by (used in) operating activities	(25.7)	62.3	158.3	196.5	40.8	141.6	56.1	128.0	153.2	403.7	391.3	366.5
Capital expenditures	(36.0)	(38.2)	(34.6)	(38.5)	(30.6)	(28.9)	(31.5)	(30.5)	(25.0)	(123.9)	(147.4)	(121.4)
Free Cash Flow	(61.7)	24.1	123.7	158.0	10.2	112.7	24.6	97.5	128.2	279.8	243.9	245.1

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the Company's Form 8-K filed on May 2, 2019. Totals may not sum due to rounding.

15

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	Q1 '19	2016	2017	2018
Latex Binders	136	141	144	140	136	130	135	125	124	131	129	125	126	561	527	510
Synthetic Rubber	66	67	68	72	81	72	62	65	74	73	64	62	65	274	280	273
Performance Plastics	152	155	143	137	156	147	153	154	159	160	165	151	164	587	610	636
Polystyrene	171	160	152	155	141	156	159	155	140	173	154	161	174	637	612	627
Feedstocks	88	88	94	74	76	108	94	102	65	85	107	80	77	344	379	336
Trade Volume (kt)	**613**	**611**	**601**	**578**	**591**	**613**	**603**	**601**	**563**	**621**	**619**	**579**	**606**	**2,402**	**2,408**	**2,382**
Latex Binders	209	232	243	241	289	292	266	250	255	281	278	255	224	925	1,097	1,069
Synthetic Rubber	102	111	113	124	163	174	119	127	149	155	138	130	125	451	583	573
Performance Plastics	304	326	301	287	337	339	362	381	403	413	401	361	369	1,218	1,419	1,578
Polystyrene	208	221	198	201	228	233	238	241	240	286	252	240	228	828	941	1,017
Feedstocks	71	79	81	64	87	107	111	103	75	102	131	79	67	294	408	387
Net Sales	**894**	**970**	**935**	**917**	**1,104**	**1,145**	**1,097**	**1,102**	**1,122**	**1,237**	**1,200**	**1,065**	**1,013**	**3,717**	**4,448**	**4,623**
Latex Binders	19	21	30	24	37	36	32	33	27	36	25	22	18	94	139	110
Synthetic Rubber	23	30	28	29	46	28	(6)	15	26	31	15	5	9	111	83	77
Performance Plastics	59	66	53	53	52	48	62	68	66	49	44	31	36	232	231	189
Polystyrene	14	15	11	12	14	7	9	19	10	14	5	6	17	52	48	34
Feedstocks	21	33	13	14	42	(1)	46	24	42	32	40	(7)	17	80	111	107
Americas Styrenics	33	38	34	31	18	30	44	31	46	33	35	31	32	136	123	144
Corporate	(25)	(21)	(26)	(22)	(27)	(22)	(22)	(21)	(20)	(25)	(21)	(22)	(26)	(95)	(92)	(88)
Adjusted EBITDA*	**143**	**182**	**143**	**142**	**182**	**126**	**166**	**169**	**195**	**170**	**143**	**65**	**102**	**611**	**642**	**573**
Adj EBITDA Variance Analysis																
Net Timing** Impacts - Fav/(Unfav)																
Latex Binders	(0)	(4)	2	2	(8)	1	(5)	4	(4)	4	(3)	4	(0)	(0)	(8)	1
Synthetic Rubber	(4)	3	1	6	16	(4)	(25)	0	2	7	3	(3)	(5)	6	(13)	9
Performance Plastics	3	(3)	(1)	1	(2)	(3)	1	2	(0)	(3)	(1)	(5)	(1)	0	(2)	(9)
Polystyrene	(1)	1	1	1	4	(5)	1	3	(2)	1	(2)	(7)	2	2	3	(9)
Feedstocks	(2)	4	1	4	11	(11)	4	7	(3)	0	(2)	(17)	3	7	11	(21)
Net Timing Impacts - Fav/(Unfav)**	**(4)**	**0**	**5**	**14**	**22**	**(23)**	**(24)**	**15**	**(7)**	**10**	**(4)**	**(28)**	**(1)**	**15**	**(9)**	**(30)**

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

* See this Appendix for a reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding.

16